Intangible Assets, Net	12 Months Ended
Dec. 31, 2023
Intangible Assets, Net [Abstract]
Intangible assets, net

Note 9 – Intangible assets, net

The following table presents the Company’s intangible assets as of the respective balance sheet dates:

	As of December 31,	As of December 31,
	2023	2022
Land use right	$2,562,689	$2,626,781
Non-patent technology	687,437	704,630
License	4,180,417	4,181,273
Software	5,034,167	5,760,071
Patents	29,879,744	29,879,744
Total	42,344,454	43,152,499
Accumulated amortization	(15,468,932)	(15,523,631)
Provision for impairment	(24,545,745)	(20,738,130)
Intangible assets, net	$2,329,777	$6,890,738

Amortization expense for the years ended December 31, 2023, 2022 and 2021 amounted to US$481,728, US$8,888,601 and US$3,399,649, respectively. The Company recorded impairment charges on intangible assets of US$3,708,247, US$20,738,130 and nil for the years ended December 31, 2023, 2022 and 2021, respectively. The approximately US$3.7 million and US$20.7 million impairment charges recorded in the years ended December 31, 2023 and 2022 were recorded against a license and patents, respectively, as the carrying amount of the assets were deemed not recoverable due to the assets’ economic obsolescence identified during the periods. The impairment losses were included in the general and administrative expenses in the consolidated statements of operations and comprehensive income (loss).

Estimated future amortization expense related to intangible assets held as of December 31, 2023:

Year
2024	$134,407
2025	51,254
2026	51,254
2027	51,254
2028	51,254
Thereafter	1,990,354
Total	$2,329,777